UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2019

CHESAPEAKE UTILITIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-11590	51-0064146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Silver Lake Boulevard, Dover, Delaware 19904
(Address of principal executive offices)

Registrant's telephone number, including area code: (302) 734-6799

(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value per share $0.4867	CPK	New York Stock Exchange, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2019, Stephen C. Thompson notified Chesapeake Utilities Corporation (the “Company”) of his intent to retire from his position as a Senior Vice President, effective as of the close of business on December 31, 2019. On the same date, and in recognition and appreciation of Mr. Thompson’s many years of service, the Company and Mr. Thompson entered into a Retirement Agreement (the “Agreement”), pursuant to which the Company agreed to waive the minimum retirement age for purposes of his outstanding Performance Stock Award Agreements (the “Award Agreements”) issued under the 2013 Stock and Incentive Compensation Plan (the “Equity Plan”). Thus, Mr. Thompson will receive all of the payments and benefits to which he is entitled upon a voluntary retirement under the terms and conditions of (i) his employment agreement, (ii) the Equity Plan and each of his outstanding Award Agreements, without regard to Mr. Thompson’s age as of the date of his retirement, and (iii) the Company’s Deferred Compensation Plan.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

Item 8.01 Other Events.

On October 9, 2019, the Company announced that it is exiting the natural gas marketing business through the sale of the majority of the assets of Peninsula Energy Services Company, Inc. (“PESCO”). The Company has executed three separate transactions to sell PESCO’s assets and contracts. The Company expects to recognize a gain from the sale of the assets in 2019 upon the closing of the transactions. Additional information about the three transactions was included in the Company’s press release issued on October 9, 2019.

Further information will be also provided in the Company’s third quarter earnings press release and Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 as well as in subsequent filings.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE UTILITIES CORPORATION

/s/ Beth W. Cooper
Name: Beth W. Cooper
Title: Executive Vice President and Chief Financial Officer

Date: October 10, 2019